USA Mutuals Vice Fund

Class C (VICCX) | Institutional Class (VICVX)

(a series of Northern Lights Fund Trust IV)

Supplement dated August 5, 2026 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2026

On July 23, 2026, the Board of Trustees of Northern Lights Fund Trust IV determined to close Class C shares of USA Mutuals Vice Fund (the “Fund”) to new investors and approved the conversion (the “Conversion”) of all outstanding Class C shares of the Fund to Institutional Class shares of the Fund on September 11, 2026 (the “Conversion Date”). On the Conversion Date, each holder of Class C shares will receive a number of Institutional Class shares equal in value to the Class C shares owned by that shareholder.

Class C shareholders who become Institutional Class shareholders as a result of the Conversion will maintain their investment in the Fund. As a result of the Conversion, existing Class C shareholders will experience a decrease in their ongoing fees and expenses. For more information regarding the Fund's Institutional Class shares, including relevant fees and expenses, please see the Fund's Prospectus and SAI, each dated July 29, 2026.

In connection with the conversion, any contingent deferred sales charge ("CDSC") that would otherwise have applied to Class C shares will be waived. The conversion will have no U.S. federal income tax consequences to shareholders.

Accordingly, references in the Summary Prospectus, Prospectus and SAI to Class C shares are deleted on the Conversion Date, and Class C shares of the Fund will no longer be available open to new investors. Disclosures relating to Institutional Class shares will apply to shareholders whose Class C shares have been converted to Institutional Class shares.

Additionally, on the Conversion Date, the Fee Table and Expense Example for the Fund on page 1 of the Prospectus and page 1 of the Summary Prospectus are hereby restated as follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the shares redeemed within 12 months of purchase)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of purchases of $1,000,000 or more that are redeemed within 18 months of purchase)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.83%	0.83%	0.83%
Total Annual Fund Operating Expenses	1.78%	2.03%	2.03%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the first year only.

Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$181	$560	$964	$2,095
Investor Class	$206	$637	$1,093	$2,358
Class A	$769	$1,175	$1,605	$2,798

This Supplement and the existing Summary Prospectus, Prospectus and SAI for USA Mutuals Vice Fund, each dated July 29, 2026, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus and SAI, as filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by visiting www.usamutuals.com or by calling 1-866-264-8783.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE